                                                                    Exhibit 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated April 12. 2001 included in this Form 10-K, into Orbital Sciences Corporation's previously filed Registration Statements on Form S-8. (File Nos. 33-84296, 33-62277, 33-64517, 333-53585, 333-69887, 333-69885 and 333-27999)


Arthur Andersen LLP

April 12, 2001
Vienna, Virginia